                                                                 October 1, 2002
 FUND PROFILE
T. ROWE PRICE
Small-Cap
Value Fund

 A stock fund seeking long-term capital growth through investments in small U.S. companies whose stocks appear undervalued.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com. TROWEPRICELOGO

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 What is the fund's objective?

   The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued.


 What is the fund's principal investment strategy?

   Reflecting a value approach to investing, the fund will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. Normally, the fund will invest at least 80% of its net assets in companies with a market capitalization that is within or below the range of companies in the Russell 2000 Index. The market capitalization of the companies in the fund's portfolio and the Russell 2000 Index changes over time and the fund will not sell a stock just because the company has grown to a market capitalization outside the range. The fund may, on occasion, purchase companies with a market capitalization above the range. Our in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, we generally look for some of the following:

  . low price/earnings, price/book value, or price/cash flow ratios relative to the S&P 500, the company's peers, or its own historic norm;

  . low stock price relative to a company's underlying asset values;

  . above-average dividend yield relative to a company's peers or its own historic norm;

  . a plan to improve the business through restructuring; and

  . a sound balance sheet and other positive financial characteristics.

   In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

   While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

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   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

   The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other gov ernment agency.

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 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek an aggressive, long-term approach to capital growth through small-company stocks, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

   In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

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                                 Calendar Year Total Returns
 "92"       "93"   "94"    "95"    "96"   "97".    "98"     "99"    "00"   "01"
 ----------------------------------------------------------------------------------
  20.87  23.30  -1.38  29.29  24.61  27.92  -12.47   1.19  19.77   21.94
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                  Quarter ended    Total return

 Best quarter        6/30/99          16.68%
 Worst quarter       9/30/98         -20.17%


 Table 1  Average Annual Total Returns
                                          Periods ended 09/30/02
                                     1 year      5 years      10 years
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  Small-Cap Value Fund
  Returns before taxes                   5.12%        3.47%       12.68%
  Returns after taxes on
  distributions                          4.33         1.73        10.93
  Returns after taxes on
  distributions and sale of fund
  shares                                 3.57         2.28        10.14
  Russell 2000 Index                    -9.30        -3.19         8.01
  Lipper Small-Cap Core Funds           -7.01        -0.83         9.63
  Index
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 Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.


 What fees or expenses will I pay?

   The fund is 100% no load. However, the fund charges a 1.00% redemption fee, payable to the fund, on shares held less than one year. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

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 Table 2  Fees and Expenses of the Fund*
    Shareholder fees (fees paid directly from your investment)
  Redemption fee                        1.00%/a/
                  Annual fund operating expenses
          (expenses that are deducted from fund assets)
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  Management fee                                  0.67%
  Other expenses                                  0.22%
  Total annual fund operating expenses            0.89%
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 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

 /a/       On shares purchased and held for less than one year.


   Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

      1 year      3 years      5 years       10 years
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       $91         $284         $493          $1,096
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 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Preston G. Athey manages the fund day to day and has been chairman of its Investment Advisory Committee since 1991. He joined T. Rowe Price in 1978 and has been managing investments since 1982.

 To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

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 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


 When will I receive income and capital gain distributions?


   The fund distributes income and net capital gains, if any, at year-end . For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses; . automated information and transaction services by telephone or computer; . electronic transfers between fund and bank accounts; . automatic investing and automatic exchange; and . brokerage services, including cash management features.

 Important Information About the Small-Cap Value Fund

   The fund will not accept new accounts after 4 p.m. ET on May 24, 2002.

   Purchases of additional shares are permitted for all existing investors holding shares directly with T. Rowe Price and participants in their employers' retirement plans where the fund is an option in the plan. Generally, investors or plan participants holding shares through intermediaries (for example, brokerage or financial planning firms) will be able to purchase additional shares; however, you should check with your intermediary to confirm your eligibility. The fund will not accept new IRA accounts but will permit direct rollovers from qualified retirement plans into new IRA accounts offered through T. Rowe Price.

   The closing does not restrict shareholders from selling shares of the fund.

   When deemed to be in the fund's best interests, the fund reserves the right to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
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                                                                     RPS F46-035
 T. Rowe Price Investment Services, Inc., Distributor.